SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report February 5, 1999
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                   1-3950                               38-0549190
                   ------                               ----------
          (Commission File Number)          (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                   48121
 --------------------------------------                   -----
 (Address of principal executive offices)               (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------
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                                   -2-

Item 5.  Other Events.
---------------------

     Debt Issuance: Ford Motor Company has registered Debt Securities
("Debt Securities") pursuant to Registration Statement No.333-52485 and Registration Statement No. 333-67211. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933. Ford has created a series of Debt Securities for issuance under an Indenture dated as of February 15, 1992, as supplemented by a First Supplemental Indenture dated as of December 5, 1996, between Ford and The Bank of New York designated as Ford's 6 3/8% Debentures due
February 1, 2029 in the aggregate principal amount of $1,500,000,000
(the "Debentures"). Copies of tax opinions and consents relating to the issuance of the Debentures are filed as exhibits to this Report.

     Rouge Complex: On February 1, 1999, an explosion occurred at the powerhouse of the Rouge Complex in Dearborn, Michigan, completely halting production at the powerhouse. Thirty people were injured and one person died. The powerhouse supplied energy and steam to the entire Rouge Complex. Ford owns part of the powerhouse and has manufacturing plants and an assembly plant located within the Complex. Those plants supply products to various Ford manufacturing and assembly plants worldwide. Through alternative sources of power Ford has partially resumed production at some of its Rouge Complex plants and is working to resume full production at all of its manufacturing and assembly plants in the Rouge Complex by February 8, 1999. A significant supplier of steel to Ford is also located in the Rouge Complex. Ford does not know when that supplier will be able to fully resume its production. In the interim, contingency plans for alternative sources of steel are being implemented. Ford has insurance, including business interruption coverage, which should limit the financial impact from the accident.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS

Designation                Description                   Method of Filing
-----------                -----------                   ----------------

Exhibit 8.1         Opinion of Shearman & Sterling       Filed with this Report

Exhibit 8.2         Opinion of Sullivan & Cromwell       Filed with this Report

Exhibit 23.1        Consent of Shearman & Sterling       Filed with this Report
                    is contained in their opinion
                    set forth in Exhibit 8.1

Exhibit 23.2        Consent of Sullivan & Cromwell       Filed with this Report
                    is contained in their opinion
                    set forth in Exhibit 8.2




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                            FORD MOTOR COMPANY
                                            (Registrant)


Date:  February 5, 1999                  By:/s/Kathryn S. Lamping
                                               ----------------------------
                                               Kathryn S. Lamping
                                               Assistant Secretary


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                                        -3-

                                  EXHIBIT INDEX


DESIGNATION                DESCRIPTION                              PAGE
-----------                -----------                              ----


Exhibit 8.1         Opinion of Shearman & Sterling

Exhibit 8.2         Opinion of Sullivan & Cromwell

Exhibit 23.1        Consent of Shearman & Sterling
                    is contained in their opinion
                    set forth in Exhibit 8.1

Exhibit 23.2        Consent of Sullivan & Cromwell
                    is contained in their opinion
                    set forth in Exhibit 8.2